                                                                  EXECUTION COPY

          THIRD AMENDMENT, dated as of April 28, 2006 (this "Amendment") to the
Third Amended and Restated Credit Agreement, dated as of October 24, 2005, as amended by the First Amendment thereto dated as of November 7, 2005 and the
Second Amendment thereto dated as of February 24, 2006, in each case by and among AIRCASTLE INVESTMENT HOLDINGS LIMITED ("Holdings"), an exempted company organized and existing under the laws of Bermuda, AIRCASTLE IRELAND NO. 1
LIMITED ("Irish Holdings"), a limited liability company incorporated in Ireland and an indirect subsidiary of the Parent, and certain Holdings Subsidiary Trusts and Holdings SPCs designated as Borrowing Affiliates (such Holdings Subsidiary
Trusts and Holdings SPCs being referred to individually as a "Borrower" or collectively as the "Borrowers"), ABH 12 LIMITED ("ABH 12"), an exempted company organized and existing under the laws of Bermuda, as a Guarantor and not a
Borrower, JPMORGAN CHASE BANK, N.A., as administrative agent (the
"Administrative Agent") and certain lenders from time to time parties thereto
(the Credit Agreement"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

                                   WITNESSETH:

     WHEREAS, Holdings, Irish Holdings, the Borrowers, ABH 12, the Lenders and
the Administrative Agent are parties to the Credit Agreement;

     WHEREAS, the Borrowers have requested that the Lenders amend the Credit
Agreement, as more fully described herein; and

     WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Amendment to Section 1.1.

          (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following substitute defined terms and related definitions:

               (i) "Stated Termination Date" means May 31, 2006.

               (ii) "Term Out Period" means the period from but excluding the
     Stated Termination Date through and including February 24, 2007.

         Amendment No. 3 to Third Amended and Restated Credit Agreement

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          2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date (the "Effective Date") when the following conditions are satisfied:

          (a) Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by
Holdings, Irish Holdings, the Borrowers, ABH 12 and the Lenders;

          (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein; and

          (c) Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

          3. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Credit Parties that would require an amendment, waiver or consent of the Lenders or
Administrative Agent. Except as expressly amended hereby, the provisions of the
Credit Agreement are and shall remain in full force and effect.

          4. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          5. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          6. Integration. This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders
with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any
Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         Amendment No. 3 to Third Amended and Restated Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              AIRCASTLE INVESTMENT HOLDINGS LIMITED

                              AIRCASTLE IRELAND NO. 1 LIMITED

                              ABH 12 LIMITED

                              AIRCASTLE BERMUDA HOLDING II LIMITED

                              AIRCASTLE BERMUDA HOLDING III LIMITED

                              AIRCASTLE BERMUDA HOLDING VII LIMITED

                              AIRCASTLE BERMUDA HOLDING VIII LIMITED

                              By: /s/ David R. Walton
                                  ----------------------------------------------
                                  Name: David R. Walton
                                        ----------------------------------------
                                  Title: General Counsel and Assistant Secretary
                                         ---------------------------------------

         Amendment No. 3 to Third Amended and Restated Credit Agreement

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                                        CONSTELLATION AIRCRAFT LEASING (FRANCE)
                                        SARL

                                        INTREPID AIRCRAFT LEASING (FRANCE) SARL

                                        ENTERPRISE AIRCRAFT LEASING (FRANCE)
                                        SARL

                                        By: /s/ David R. Walton
                                            ------------------------------------
                                            Name: David R. Walton
                                                  ------------------------------
                                            Title: Attorney in Fact
                                                   -----------------------------

         Amendment No. 3 to Third Amended and Restated Credit Agreement

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                                        CONSTITUTION AIRCRAFT LEASING (IRELAND)
                                           LIMITED

                                        By: /s/ Ron Wainshal
                                            ------------------------------------
                                            Name: Ron Wainshal
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

         Amendment No. 3 to Third Amended and Restated Credit Agreement

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                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                           ASSOCIATION, not in its individual
                                           capacity but solely as Owner Trustee
                                           under the Trust Agreements to which
                                           it is a party

                                        By: /s/ Val T. Orton
                                            ------------------------------------
                                            Name: Val T. Orton
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

         Amendment No. 3 to Third Amended and Restated Credit Agreement

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                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreements to which it is a
                                           party

                                        By: /s/ Val T. Orton
                                            ------------------------------------
                                            Name: Val T. Orton
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

         Amendment No. 3 to Third Amended and Restated Credit Agreement

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                                        JPMORGAN CHASE BANK, N.A., as Agent and
                                           as a Lender

                                        By: /s/ Matthew H. Massie
                                            ------------------------------------
                                            Name: Matthew H. Massie
                                                  ------------------------------
                                            Title: Managing Director
                                                   -----------------------------

         Amendment No. 3 to Third Amended and Restated Credit Agreement

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                                        BEAR STEARNS CORPORATE LENDING INC., as
                                           a Lender

                                        By: /s/ Victor Buhacchelli
                                            ------------------------------------
                                            Name: Victor Buhacchelli
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

         Amendment No. 3 to Third Amended and Restated Credit Agreement